EXHIBIT 99.2


                               PFSB BANCORP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                            __________________, 2002

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints ___________ and __________, each with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PFSB Bancorp, Inc. which the undersigned is entitled to vote at the special meeting of stockholders to be held at __________________, Missouri, on _____________, ________ __, 2002, at
__:__ _.m., local time, and at any and all adjournments of the special meeting, as follows:

         Approval of the Agreement and Plan of Merger dated as of June 4, 2002 and the related Plan of Merger, pursuant to which PFSB Bancorp, Inc. will merge with and into First Federal Bancorp, Inc. and each outstanding share of common stock of PFSB Bancorp, Inc. will be converted into the right to receive, at the election of the holder, either shares of common stock of First Federal Bancshares, Inc. or cash, all on and subject to the conditions contained in the Agreement and Plan of Merger.

                      FOR          AGAINST          ABSTAIN
                      ---          -------          -------

                      [ ]           [ ]               [ ]

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

         Should the undersigned be present and elect to vote in person at the special meeting or at any adjournment of the special meeting and after notification to the Secretary of PFSB Bancorp, Inc. at the special meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

         The undersigned acknowledges receipt from PFSB Bancorp, Inc. before the execution of this proxy of the notice of special meeting of stockholders and the proxy statement for the special meeting of stockholders.


Dated:
       ------------------------


----------------------------------         ----------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER


----------------------------------         ----------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                       ENCLOSED POSTAGE-PREPAID ENVELOPE.

                               [PFSB LETTERHEAD]


Dear Palmyra Savings 401(k) Plan Participant:

         On behalf of the Board of Directors of PFSB Bancorp, Inc., I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to the trustee of the PFSB Bancorp, Inc. Stock Fund in the Palmyra Savings Employees' Savings and Profit Sharing Plan Trust (the "401(k) Plan") on the proposed merger of PFSB Bancorp, Inc. and First Federal Bancshares, Inc. Details of the proposed merger are set forth in the enclosed proxy statement-prospectus for the special meeting of stockholders of First Federal Bancshares, Inc. to be held on ________________, 2002.

         In order to provide the trustee with guidance in voting the shares of PFSB common stock credited to your account in the 401(k) Plan, please complete the GREEN vote authorization form, sign and return it in the enclosed envelope no later than ___________________, 2002. If you do not return the voting instruction by this date, the trustee will vote your shares as directed by Palmyra Savings.



                                        Sincerely,



                                        Ronald L. Nelson
                                        SECRETARY

                             VOTE AUTHORIZATION FORM


         I understand that the Bank of New York (the "Employer Stock Fund Trustee", is the holder of record and custodian of all shares of PFSB Bancorp, Inc. (the "Company") common stock credited to me under the Palmyra Savings Employees' Savings and Profit Sharing Plan Trust (the "401(k) Plan"). Further, I understand that my voting instructions are solicited on behalf of the Company's board of directors for the special meeting of stockholders to be held on ________________, 2002.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares credited to me under the 401(k) Plan in its capacity as follows:


         Approval of the Agreement and Plan of Merger, dated as of June 4, 2002, and related Plan of Merger, pursuant to which the Company will merge with and into First Federal Bancshares, Inc. ("FFBI") and each outstanding share of common stock of the Company will be converted into the right to receive, at the election of the holder, either shares of FFBI common stock, cash or a combination of FFBI common stock and cash, all on and subject to the terms and conditions in the Agreement and Plan of Merger.

                      FOR          AGAINST          ABSTAIN

                      [ ]           [ ]               [ ]



------------------------------               ----------------------------------
Date                                         Signature



PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED ENVELOPE NO LATER THAN _____________, 2002.

                                [PFSB LETTERHEAD]



Dear Palmyra Savings ESOP Participant:


         On behalf of the Board of Directors of PFSB Bancorp, Inc., I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying your voting instructions to the trustees of the Palmyra Savings Employee Stock Ownership Plan (the "ESOP") on the proposed merger of PFSB Bancorp, Inc. and First Federal Bancshares, Inc. Details of the proposed merger are set forth in the enclosed proxy statement-prospectus for the special meeting of stockholders of PFSB Bancorp, Inc. to be held on __________________, 2002.

         L. Edward Schaeffer, Eldon R. Mette, and Ronald L. Nelson have been appointed by the board of directors of Palmyra Savings as trustees for the ESOP. In order to provide the ESOP trustees with guidance in voting the shares of PFSB Bancorp common stock allocated to your account in the ESOP, you are being asked to provide voting instructions on the enclosed BLUE vote authorization form. The ESOP trustees, subject to their fiduciary duties, will vote any unallocated shares of PFSB Bancorp common stock and any allocated shares of PFSB Bancorp common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of PFSB Bancorp common stock allocated to participants' accounts.

         Please complete and sign the BLUE vote authorization form and return it in the enclosed envelope no later than ___________________, 2002.



                                        Sincerely,



                                        Ronald L. Nelson
                                        SECRETARY

                             VOTE AUTHORIZATION FORM


         I understand that L. Edward Schaeffer, Eldon R. Mette and Ronald L. Nelson (collectively the "ESOP Trustee"), are the holders of record and custodians of all shares of PFSB Bancorp, Inc. (the "Company") common stock allocated to me under the Palmyra Savings ESOP. Further, I understand that my voting instructions are solicited on behalf of the Company's board of directors for the special meeting of stockholders to be held on ________________, 2002.


         The ESOP Trustee is hereby authorized to vote any shares allocated to me under the ESOP in his or her trust capacity as follows:


         Approval of the Agreement and Plan of Merger, dated as of June 4, 2002, and related Plan of Merger, pursuant to which the Company will merge with and into First Federal Bancshares, Inc. ("FFBI") and each outstanding share of common stock of the Company will be converted into the right to receive, at the election of the holder, either shares of FFBI common stock, cash or a combination of FFBI common stock and cash, all on and subject to the terms and conditions in the Agreement and Plan of Merger.

                      FOR          AGAINST          ABSTAIN

                      [ ]           [ ]               [ ]



------------------------------               ----------------------------------
Date                                         Signature



PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED ENVELOPE NO LATER THAN ______________, 2002.